EXHIBIT 10.15
                                 AMENDMENT NO. 5
                                       TO
                                SUPPORT AGREEMENT


                  AMENDMENT NO. 5 TO SUPPORT AGREEMENT, dated as of September 23, 1998 (the "Amendment"), made by World Omni Financial Corp., a Florida corporation ("World Omni") having its principal place of business at 120 N.W. 12th Avenue, Deerfield Beach, FL 33442, and World Omni Lease Securitization L.P., a Delaware limited partnership ("WOLS LP").

                                    RECITALS

                  A. World Omni is the sole limited partner of WOLS LP. The sole general partner of WOLS LP was World Omni Lease Securitization, Inc., a Delaware corporation ("WOLSI") and a wholly owned subsidiary of World Omni. As of September 23, 1998, the sole general partner of WOLS LP is World Omni Lease Securitization, LLC, a Delaware limited liability company ("WOLS LLC") and a wholly owned subsidiary of World Omni into which WOLSI was merged. In order to better assure WOLS LP that it will be able to meet its financial obligations as and when they become due and payable, and therefore to assist WOLS LP in inducing third parties to enter into financial arrangements with it as it deems desirable, the undersigned have entered into a Support Agreement dated as of October 1, 1995, as amended by Amendment No. 1 to Support Agreement dated as of May 1, 1996, Amendment No. 2 to Support Agreement dated as of October 1, 1996, Amendment No. 3 to Support Agreement dated as of May 1, 1997, and Amendment No. 4 to Support Agreement dated as of October 1, 1997 (as so amended, the "Support Agreement") to provide support to WOLS LP in maintaining a favorable financial condition, and desires to amend the Support Agreement to provide additional support to WOLS LP.

                  B. For the foregoing reasons, and for other good and valuable consideration, receipt of which is hereby acknowledged, World Omni, having a financial interest in WOLS LP, and WOLS LP, intending to be legally bound, hereby agree as follows:

                  Section 1.        Definitions.

                  For all purposes of this Amendment, except as otherwise expressly provided for or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them by the Second Amended and Restated Assignment Agreement, (b) all terms used in this Amendment include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof" and the like shall refer to this Amendment as a whole and not to any particular article or sections


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within this Amendment, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

                  Section 2.        Amendment of Section 1.

                  Section 1 of the Support Agreement is hereby amended by deleting the term "WOLSI" in the second line thereof and inserting in its place the term "WOLS LLC" and by deleting the statement beginning on the third line thereof that reads "and World Omni owns all capital stock of WOLSI" and inserting in its place "and World Omni owns all membership interests in WOLS LLC".

                  Section 3.        Amendment of Section 2.

                  Section 2 of the Support Agreement is hereby amended by deleting the statement beginning on the third line thereof that reads "100% of the capital stock of WOLSI" and inserting in its place "100% of the membership units of WOLS LLC" and by deleting the term "WOLSI" in the fourth line thereof and inserting in its place the term "WOLS LLC".

                  Section 4.        Amendment of Section 5.

                  Section 5 of the Support Agreement is hereby amended by deleting the term "WOLSI" in the second line thereof and inserting in its place the term "WOLS LLC".

                  Section 5.        Effect of Amendment.

                  Other than as specifically amended in this Amendment, the Support Agreement remains in full force and effect and is hereby reaffirmed in all respects, and all references therein to the "Agreement" shall be deemed to refer to the Support Agreement, as amended by this Amendment.

                  Section 6.        Governing Law.

                  THIS AMENDMENT SHALL BE CREATED UNDER THE LAWS AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

                  Section 7.        Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provision or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this


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Amendment. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Amendment invalid or unenforceable in any respect.

                         [SIGNATURES ON FOLLOWING PAGE]


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                  IN WITNESS WHEREOF, the undersigned have caused this Amendment
No. 5 to Support Agreement to be duly executed as of the date first set forth above.

                                    WORLD OMNI FINANCIAL CORP.



                                    By: /s/ Patrick C. Ossenbeck
                                        -----------------------------------
                                        Patrick C. Ossenbeck
                                        Assistant Treasurer

                                    WORLD OMNI LEASE SECURITIZATION L.P.

                                    By: World Omni Lease Securitization,
                                          LLC, its general partner

                                    By: World Omni Financial Corp., as managing
                                          member



                                    By: /s/ Patrick C. Ossenbeck
                                        -----------------------------------
                                        Patrick C. Ossenbeck
                                        Assistant Treasurer